(in form of certificate, two-sided)

                              Blini Hut, Inc.
              INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
        25,000,000 SHARES OF COMMON STOCK AUTHORIZED, $.001 PAR VALUE

NUMBER_________                                               SHARES________

                                                              CUSIP 093544104

This certifies that
is the owner of

              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK
OF
                              Blini Hut, Inc

transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Certificate of Incorporation and Bylaws by the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent.
WITNESS the facsimile seal of the Corporation and the signature of its duly authorized officers.

DATED

(seal as follows: "BARGAIN PRODUCTS, INC. CORPORATE SEAL, NEVADA")

/s/RONALD L DRAKE                                      /s/TERRY FIELDS
    PRESIDENT                                                 SECRETARY

Countersigned and Registered
PACIFIC STOCK TRANSFER COMPANY
P.O. Box 93385
Las Vegas, NV 89193
By:____________________________________
               AUTHORIZED SIGNATURE


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT--Custodian--
TEN ENT - as tenants by the entireties                (Cust)    (Minor)
JT TEN - as joint tenants with right of         under Uniform Gifts to Minors
         survivorship and not as tenants        Act_______________________
         in common                                         (State)
Additional abbreviations may also be used though not in the above list.

For Value Received, __________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
__________________________________


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP
CODE, OF ASSIGNEE)

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-----------------------------------------------------------------------Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint___________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________


_________________________________________________________________________
NOTICE: SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN
UPON THE FACE OF
THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR
ENLARGEMENT OR
ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK,
BROKER OR ANY OTHER
ELIGIBLE GUARANTOR INSTITUTION THAT IS AUTHORIZED TO DO SO
UNDER THE
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP) UNDER
RULES PROMULGATED
BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.